BLACKROCK FUNDSSM

BLACKROCK MANAGED VOLATILITY PORTFOLIO

(the “Fund”)

Supplement dated May 31, 2013 to the Summary Prospectus of the Fund, dated January 28, 2013

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The section in the Summary Prospectus of the Fund entitled “Performance Information” is supplemented as follows:

Effective May 31, 2013, the Fund’s customized performance benchmark against which the Fund measures its performance is changed from the MSCI All Country World Index (60%)/Citigroup World Government Bond Index (hedged into USD) (40%) to the MSCI All Country World Index (50%)/Citigroup World Government Bond Index (hedged into USD) (50%). Fund management believes that this change in the weightings of the customized performance benchmark more accurately reflects the investment strategy of the Fund.

For the one-, five- and ten-year periods ended December 31, 2012, the average annual total returns for the MSCI All Country World Index (50%)/Citigroup World Government Bond Index (hedged into USD) (50%) were 10.45%, 2.40% and 6.67%, respectively.

The section in the Summary Prospectus of the Fund entitled “Portfolio Manager” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Philip Green	2006	Managing Director of BlackRock, Inc.
Sunder Ramkumar, CFA	2013	Managing Director of BlackRock, Inc.
Justin Christofel, CFA	2013	Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-MV-0513SUP